LORD ABBETT FAMILY OF FUNDS1

Supplement dated July 17, 2023

to the Prospectuses

The following paragraphs replace the entire subsection of the prospectuses titled “Information for Managing Your Fund Account – Redemptions – Redemption Payments” and supplements and supersedes any information to the contrary in each Fund’s prospectus.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the New York Stock Exchange (“NYSE”) is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered.

You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

The Fund generally will require that you provide a Medallion Signature Guarantee executed by an eligible issuer participating in the Securities Transfer Agents Medallion Program 2000 (STAMP2000) in the circumstances described below. You can obtain one from most banks or securities dealers. Please note that a notarized signature or signature guarantees from financial institutions that are not participating in STAMP2000 will not be accepted. A Medallion Signature Guarantee is designed to protect you from fraud.

•	You request that redemption proceeds be made payable and disbursed to a bank account that does not have one of the account owners in the account registration unless you previously provided a Medallion Signature Guarantee for that bank account;
•	The request is signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);
•	You request a redemption check be mailed to an address not currently on file or you had an address change within the last 30 days;

[1]	This supplement does not apply to the following Funds: Lord Abbett Credit Opportunities Fund, Lord Abbett Floating Rate High Income Fund, Lord Abbett Special Situations Income Fund, or any Funds within Lord Abbett Series Fund, Inc.

•	You request redemption proceeds to be payable to a bank account that is not currently on file or to a bank account of record that was added or changed within 30 days for any purpose, including purchases, redemptions, ACH transfers, or wire transfers;
•	The redemption proceeds total more than $100,000; or
•	The Fund or its service providers identify patterns that raise concern about fraud or other activity that may be harmful to you.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

The following paragraph replaces the corresponding paragraph in the subsection of the prospectuses titled “Information for Managing Your Fund Account – Account Services and Policies – Account Services – Telephone and Online Purchases and Redemptions – Security” and supplements and supersedes any information to the contrary in each Fund’s prospectus.

•	Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund and its affiliates (including Lord Abbett and other funds for which Lord Abbett serves as investment adviser), directors/trustees, and officers will not be liable for any loss, liability, cost, or expense due to unauthorized or fraudulent instructions, provided reasonable procedures were employed to confirm that the instructions received were genuine.

Please retain this document for your future reference.